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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



         Date of Report (Date of earliest event reported) June 20, 2002



                      Universal Automotive Industries, Inc.
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             (Exact name of registrant as specified in its charter)


Delaware                      0-25198                        36-3973627
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(State or other               (Commission                    (IRS Employer
jurisdiction of               File Number)                   Identification
incorporation)                                               Number)




                11859 South Central Avenue, Alsip, Illinois 60803
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                 (Address of principal executive offices) (Zip Code)


        Registrant's telephone number, including area code (708) 293-4050



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ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

         (a) The Audit Committee of the Board of Directors of Universal Automotive Industries, Inc. (the "Company") annually considers and recommends to the Board the selection of the Company's independent public accountants. As recommended by the Company's Audit Committee, the Company's Board of Directors on June 20, 2002 decided to no longer engage Altschuler Melvoin and Glasser LLP ("AM&G") as the Company's independent public accountants and engaged Ernst & Young LLP to serve as the Company's independent public accountants for 2002.

         (b) AM&G's reports on the Company's consolidated financial statements for the past two years did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles. AM&G's report on the Company's consolidated financial statements for 2001 was issued on March 27, 2002 containing an unqualified opinion in conjunction with the publication of the Company's Annual Report to Shareholders and the filing of the Company's Annual Report on Form 10-K.

         (c) During the Company's two most recent fiscal years and through the date of this Form 8-K, there were no disagreements with AM&G on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to AM&G's satisfaction, would have cause them to make reference to the subject matter in connection with their report on the Company's consolidated financial statements for such years, and there were no reportable events, as listed in Item 304(a)(1)(iv) of Regulation S-K.

         (d) The Company provided AM&G with a copy of the foregoing disclosures. Attached as Exhibit 16 is a copy of AM&G's letter, dated June 24, 2002, stating its agreement with such statements.

         (e) During the Company's two most recent fiscal years and through the date of this Form 8-K, the Company did not consult Ernst & Young with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's consolidated financial statements, or any other matters or reportable events listed in Items 304(a)(2)(i) and (ii) of Regulation S-K.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

c)       Exhibits.  The following exhibits are filed with this document.

Exhibit
Number         Description
------         -----------

16 Letter from Altschuler Melvoin and Glasser LLP to the Securities and Exchange Commission dated June 24, 2002

99             Press Release dated June 24, 2002





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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.







                                        Universal Automotive Industries, Inc.



                                        By:   /s/ Robert W. Zimmer
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                                        Title:  Chief Financial Officer
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Date: June 24, 2002









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